UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2012

U.S. LITHIUM CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55604	98-0514250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2360 Corporate Circle, Suite 4000 Henderson, Nevada		89074-7722
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (702) 866-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Exhibits of the Quarterly Report of March 31, 2012

On August 20, 2012, we filed our quarterly report on Form 10-Q for the quarterly period ending on June 30, 2012 (the “Report”).  In error, we filed the incorrect exhibit for Exhibit 10.7 of the Report (the “Exhibit”).  The Exhibit was a loan agreement that mis-identified the creditor as Pop Holdings Ltd.  The correct creditor of the Exhibits was Robert Seeley. The loan agreement with Robert Seeley has been filed herewith as Exhibits 10.1. Other than the identity of Robert Seeley, there are no other changes or differences between the Exhibits and Exhibits 10.1 filed herewith.

Item 9.01 Financial Statements and Exhibits

10.1 Promissory Note with Robert Seeley executed on May 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. LITHIUM CORP.

/s/ Gregory Rotelli
Gregory Rotelli
President and Chief Executive Officer

Date: June 20, 2016